                              CONSENT OF KPMG LLP

                                                                   Exhibit 23.6

                              ACCOUNTANTS' CONSENT

The Board of Directors
Locus One Communications, Inc.

We consent to the use of our report incorporated by reference herein and to the reference to our Firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP

McLean, Virginia
October 27, 2000